Subsequent events	12 Months Ended
Dec. 31, 2021
Subsequent Events [Abstract]
Subsequent events	Subsequent events
In February 2022, the Company closed an offering of $400 million aggregate principal amount of Senior Notes due 2030 (the “Notes”). Interest on the Notes accrues at an annual rate of 6.50%, payable semi-annually in arrears. The Notes mature on February 15, 2030. MCSA is currently the only guarantor of the Notes on a senior unsecured basis. The Notes are direct, senior obligations of the Company and MCSA, and are not secured by any mortgage, pledge or charge. Estimated transaction costs related to the offering of the Notes was $8.5 million.

Pursuant to closing of the Notes offering, the Company repaid the outstanding balance under its New Revolving Credit Facility of approximately $50 million and reduced the size of its New Revolving Senior Credit Facility from $150 million to $75 million, with an accordion option to increase to $100.0 million at the election of the Company.